UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2017

IASIS HEALTHCARE LLC

(Exact name of registrant as specified in its charter)

Delaware	333-117362	20-1150104
(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

117 Seaboard Lane, Building E Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 844-2747

Not Applicable

(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The information in this Report is furnished pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

On April 20, 2017, IASIS Healthcare LLC (the “Company”) released preliminary financial and operating results for the fiscal second quarter ended March 31, 2017.

IASIS expects consolidated revenue to be between $835 million and $845 million for the quarter ended March 31, 2017. Earnings (loss) from continuing operations before income taxes is anticipated to be between a $2 million loss and earnings of $3 million for the quarter ended March 31, 2017. Adjusted EBITDA is anticipated to be between $58 million and $63 million, and normalized adjusted EBITDA is anticipated to be between $71 million and $76 million for the quarter ended March 31, 2017.

The Company’s preliminary operating results are based on information currently available to management and are subject to finalization of the Company’s standard financial and accounting quarter end close and review procedures.

Forward Looking Statements

Some of the statements we make in this press release are forward-looking within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. Those forward-looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations including, but not limited to, future financial and operating results, the Company’s plans, objectives, expectations and other statements that are not historical facts. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual results in future periods to differ materially from those anticipated in the forward-looking statements. These risk factors and uncertainties are more fully described in Part I, Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016, as filed with the Securities and Exchange Commission. In addition, the Company cautions that the preliminary results for the second quarter ended March 31, 2017 set forth in this press release are given as of the date hereof based on information currently available to management and are subject to revision based upon finalization of the Company’s standard financial and accounting quarter end close and review procedures.

Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that the Company’s objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

Adjusted EBITDA and normalized adjusted EBITDA are each non-GAAP financial measures. Adjusted EBITDA represents net earnings (loss) from continuing operations before net interest expense, income tax expense (benefit), depreciation and amortization, stock-based compensation, gain (loss) on disposal of assets, and management fees. Management fees represent monitoring and advisory fees paid to management companies affiliated with TPG and JLL. Normalized adjusted EBITDA represents adjusted EBITDA before certain specified items, including losses associated with the Company’s Arizona health insurance marketplace exchange plan, IT conversion related costs, advisory, legal and other regulatory costs, costs associated with systems improvement efforts at the Company’s Houston operations, and prior period development of medical malpractice claims. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of financial and operating performance for its business segments and on a consolidated basis and for incentive compensation purposes. In addition, management believes that the presentation of normalized adjusted EBITDA assists investors in evaluating the Company’s ongoing operational performance by excluding the impact of certain items that the Company believes may not be reflective of underlying business performance. Neither adjusted EBITDA nor normalized adjusted EBITDA should be considered as a measure of financial performance under generally accepted accounting principles, and the items excluded from such measures are significant components in understanding and assessing financial performance. Neither adjusted EBITDA nor normalized adjusted EBITDA should be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA and normalized adjusted EBITDA, as presented, differ from “adjusted EBITDA” as defined under the Company’s senior secured credit agreements and may not be comparable to similarly titled measures of other companies.

Adjusted EBITDA and normalized adjusted EBITDA, as used in our preliminary results for the second quarter ended March 31, 2017, will be reconciled to net earnings (loss) from continuing operations, the most comparable GAAP measure, in our subsequent press release with complete financial results for this quarter, with adjustments similar to those described in the reconciliation contained within our earnings release relating to our first quarter ended December 31, 2016, which was furnished with the Form 8-K that we filed with the SEC on February 10, 2017. We have not provided preliminary results in this release for net earnings (loss) from continuing operations, determined in accordance with GAAP, or a reconciliation of our preliminary results to such GAAP measure, because we are not able provide such information or reconciliation without unreasonable effort due to our inability to predict with reasonable certainty the amount or nature of all items (including income tax expense (benefit)) that will be included in our net earnings (loss) from continuing operations for the second quarter ended March 31, 2017. As such, the Company is unable to address the probable significance of the unavailable items, which depend on many factors and could have a material impact on our net earnings (loss) from continuing operations for the second quarter ended March 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IASIS HEALTHCARE LLC

By:	/s/ John M. Doyle
John M. Doyle
Chief Financial Officer

Date:   April 20, 2017